SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2004

METASOLV, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	0-17920	75-2912166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5556 Tennyson Parkway, Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 403-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits:

Exhibit Number	Description
10.31	Form of Incentive Stock Option Grant Agreement under Long-Term Incentive Plan

10.32	Form of NonQualified Stock Option Grant Agreement under Long-Term Incentive Plan

10.33	Form of Restricted Stock Grant Agreement under Long-Term Incentive Plan

10.34	Form of Performance Award Grant Agreement under Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METASOLV, INC.

Date: September 9, 2004	By:	/s/ Jonathan K. Hustis
Jonathan K. Hustis
Executive Vice President – Legal, General Counsel, & Secretary
Duly Authorized Officer on behalf of the Registrant